UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2022

T-MOBILE US, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-33409	20-0836269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12920 SE 38th Street Bellevue, Washington	98006-1350
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 378-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	TMUS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 — Submission of Matters to a Vote of Security Holders.

On June 15, 2022, T-Mobile US, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the following two proposals were presented, as described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities Exchange Commission on April 27, 2022 (the “Proxy Statement”):

(1)	Elect 13 director nominees named in the Proxy Statement to the Company’s Board of Directors; and

(2)	Ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Proposal 1 - Election of Directors

The following 13 director nominees were elected at the Annual Meeting to serve terms ending at the Company’s 2023 Annual Meeting of Stockholders, or until their successors are elected and qualified:

Director Nominee	For	Withhold	Broker Non-Votes
Marcelo Claure	909,779,718	219,380,105	31,648,890
Srikant M. Datar	1,117,452,772	11,707,051	31,648,890
Bavan M. Holloway	1,117,615,565	11,544,258	31,648,890
Timotheus Höttges	971,360,798	157,799,025	31,648,890
Christian P. Illek	909,170,692	219,989,131	31,648,890
Raphael Kübler	909,106,610	220,053,213	31,648,890
Thorsten Langheim	978,267,506	150,892,317	31,648,890
Dominique Leroy	913,923,037	215,236,786	31,648,890
Letitia A. Long	1,107,447,039	21,712,784	31,648,890
G. Michael Sievert	999,522,147	129,637,676	31,648,890
Teresa A. Taylor	1,035,732,595	93,427,228	31,648,890
Omar Tazi	978,959,776	150,200,047	31,648,890
Kelvin R. Westbrook	1,088,927,570	40,232,253	31,648,890

Proposal 2 - Ratification of the Appointment of Deloitte & Touche LLP

The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022 was approved as follows:

For	Against	Abstain	Broker Non-Votes
1,156,974,369	2,873,366	960,978	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T-MOBILE US, INC.

June 17, 2022	/s/ Peter Osvaldik
Peter Osvaldik
Executive Vice President and Chief Financial Officer